[USB WARBURG LOGO]


                                     ANNEX B
                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C5
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-C5

                                  $995,991,067

                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE

New York                12.3%        Hawaii                0.9%
Florida                 11.6%        Arizona               0.9%
California              10.8%        Mississippi           0.8%
Massachusetts            8.9%        Nevada                0.8%
Maryland                 6.5%        Tennessee             0.7%
District of Columbia     6.2%        Kansas                0.7%
New Jersey               6.2%        Utah                  0.7%
Connecticut              5.6%        Virginia              0.7%
Michigan                 3.4%        New Mexico            0.6%
Minnesota                3.4%        South Carolina        0.5%
Pennsylvania             2.3%        Colorado              0.5%
Illinois                 2.1%        North Dakota          0.2%
Louisiana                1.9%        Oregon                0.2%
New Hampshire            1.9%        Wisconsin             0.2%
Ohio                     1.9%        Kentucky              0.2%
Indiana                  1.9%        Vermont               0.2%
Texas                    1.5%        North Carolina        0.1%
Georgia                  1.4%        Alabama               0.1%
Oklahoma                 1.0%        TOTAL:              100.00%

                    % of Initial Pool by Cut-Off Date Balance




USB WARBURG                                                     LEHMAN BROTHERS

                            DEUTSCHE BANC ALEX. BROWN

                                  Page 1 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2000-C5
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-C5

  CREDIT
 SUPPORT

                 ----------------------------------------
    %                           CLASS A-1
                 ----------------------------------------
    %                           CLASS A-2
                 ----------------------------------------
    %                            CLASS B
                 ----------------------------------------
    %                            CLASS C
                 ----------------------------------------
    %                            CLASS D
                 ----------------------------------------
    %                            CLASS E
                 ----------------------------------------
    %                            CLASS F
                 ----------------------------------------     CLASS X(1)
    %                            CLASS G                      CLASS S(2)
                 ----------------------------------------
    %                            CLASS H
                 ----------------------------------------
    %                            CLASS J
                 ----------------------------------------
    %                            CLASS K
                 ----------------------------------------
    %                            CLASS L
                 ----------------------------------------
    %                            CLASS M
                 ----------------------------------------
    %                            CLASS N
                 ----------------------------------------
      N/A                        CLASS P
                 ----------------------------------------

(1) THE CLASS X CERTIFICATES HAVE THE RIGHT TO THE EXCESS INTEREST FROM THE UNDERLYING MORTGAGE LOANS IN THE TRUST. THE CLASS X CERTIFICATES WILL BE PRIVATELY PLACED.

(2) THE CLASS S CERTIFICATES HAVE THE RIGHTS TO A FIXED STRIP FROM THE AMSDELL PORTFOLIO MORTGAGE LOAN IN THE TRUST. THE CLASS S CERTIFICATES WILL BE PRIVATELY PLACED.

========== ====================== =================== ================= ======== =============== ================ ================
  CLASS        ORIGINAL FACE           RATINGS             COUPON        INITIAL   WTD AVG LIFE     PRINCIPAL          LEGAL
                  AMOUNT            (MOODY'S/S&P)       DESCRIPTION      COUPON    (YEARS) (3)      WINDOW(3)         STATUS
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
   A-1                                 Aaa/AAA           Fixed Rate                                                   Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
   A-2                                 Aaa/AAA           Fixed Rate                                                   Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    B                                   Aa2/AA           Fixed Rate                                                   Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    C                                    A2/A            Fixed Rate                                                   Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    D                                   A3/A-            Fixed Rate                                                   Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    E                                 Baa1/BBB+        Capped WAC(1)                                                  Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    F                                  Baa2/BBB        Capped WAC(1)                                                  Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    G                                 Baa3/BBB-            WAC(2)                                                     Public
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    H                                    (8)             Fixed Rate                                                Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    J                                    (8)             Fixed Rate                                                Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    K                                    (8)             Fixed Rate                                                Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    L                                    (8)             Fixed Rate                                                Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    M                                    (8)             Fixed Rate                                                Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    N                                    (8)             Fixed Rate                                                Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    P                                    (8)             Fixed Rate                                                Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    X      $995,991,067(4)(5)            (8)              WAC I/O                     (6)              (9)         Private 144A
---------- ---------------------- ------------------- ----------------- -------- --------------- ---------------- ----------------
    S      $60,000,000(4)(7)             (8)             Fixed I/O                    (6)              (9)         Private 144A
========== ====================== =================== ================= ======== =============== ================ ================
  TOTAL    $995,991,067                   --                 --           --           --              --               --
========== ====================== =================== ================= ======== =============== ================ ================

(1) "Capped WAC" describes a variable coupon equal to the lesser of the initial coupon for the subject class and a weighted average of certain net mortgage interest rates on the underlying mortgage loans.

(2) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans.

(3) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.

(4)      Represents notional amount.

(5) The Class X certificates have rights to the excess interest off all loans. (6) Represents weighted average life of notional amount.

(7) The Class S certificates have rights to a fixed interest strip off the Amsdell portfolio mortgage loan in the trust.

(8)      Not offered hereby.

(9) Represents period over which the notional amount of the subject class of certificates will be reduced to zero.



                                  Page 2 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

    CERTAIN OFFERING POINTS

o ORIGINATORS OF COLLATERAL. The collateral consists of 109 mortgage loans (the "Mortgage Loans") with a principal balance, as of the Cut-Off Date, December 11, 2000 (the "Cut-Off Date"), of approximately $996.0 million. Except in two cases, all of the mortgage loans were originated by, or by affiliates of, Lehman Brothers Bank FSB, UBS Warburg Real Estate Investments Inc., either directly or through conduit correspondents. Some of the UBS Warburg loans were originated by an entity that became an affiliate of UBS Warburg after the origination of these loans.

o CALL PROTECTION. 100% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 99.2% of the Mortgage Loans provide for an initial lockout period. The weighted average initial lockout period for all loans is 2.8 years. Following their initial lockout periods, 105 Mortgage Loans representing 95.5% of the initial mortgage pool balance prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months.

o WEIGHTED AVERAGE REMAINING LOCK-OUT AND, FOR DEFEASANCE LOANS ONLY, TREASURY DEFEASANCE OF 8.8 YEARS.

o           NO LOAN DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

o           $9,137,533 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE.

o 1.43X WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO ("DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE.

o           67.2% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF DATE.

o           60.9% WEIGHTED AVERAGE LTV AT MATURITY OR ARD.

o THE TRUST INCLUDES THE THREE FOLLOWING LOANS: 1) Amsdell Portfolio with a 47.6% LTV and 2.03x DSCR, 2)Gallery at Harborplace with a 52.8% LTV and 1.84x DSCR, and 3) Park Square with a 42.3% LTV and 1.84x DSCR. Moody's and S&P have confirmed to us that each of these loans have a shadow rating of A2 or Aa2 by Moody's and, in the context of its inclusion in the trust, have credit characteristics consistent with an instrument rated A or A- by S&P. Additionally, each of these loans have "Companion Loans" secured by the same collateral. Such Companion Loans have a shadow rating and, in the context of its inclusion in a securitization trust, credit characteristics consistent with an obligation rated investment grade by Moody's and S&P.

o TWO LOANS INCLUDED IN THE INITIAL MORTGAGE POOL (the CalFed and 707 Broad loans), which in the aggregate represent 8.3% of the total scheduled principal balance of the mortgage pool as of the Cut-off Date have been confirmed to us by Moody's and S&P to be shadow rated and, in the context of their inclusion in the trust, have credit characteristics rated investment grade by Moody's and S&P.

o PROPERTY TYPE DIVERSIFICATION (BY BALANCE). 44.2% Office, 19.7% Retail (17.5% Anchored and 2.1% Unanchored), 14.7% Multifamily, 6.6% Self Storage, 6.0% Office/Retail, 4.8% Industrial/Warehouse, 2.1% Hotel, 0.9% Mixed Use, 0.5% Mobile Home Park and 0.3% Other.

o GEOGRAPHIC DISTRIBUTION (BY BALANCE). The properties are distributed throughout 36 states and the District of Columbia. New York (12.3%); Florida (11.6%); California (10.8%); Massachusetts (8.9%); Maryland (6.5%); District of Columbia (6.2%); New Jersey (6.2%); Connecticut (5.6%); Michigan (3.4%); Minnesota (3.4%); and all other states less than 3.0% each.

o MONTHLY INVESTOR REPORTING. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

o           CASH FLOWS WILL BE MODELED ON BLOOMBERG.

Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to the total scheduled principal balance of the entire mortgage pool as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-Off Date Balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.


                                  Page 3 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

RATING AGENCIES:           Moody's Investors Service, Inc. ("Moody's") and
                           Standard & Poor's Ratings Services, a division of The
                           McGraw-Hill Companies, Inc. (S&P").

TRUSTEE:                   LaSalle Bank National Association

FISCAL AGENT:              ABN AMRO Bank N.V.

MASTER SERVICER:           First Union National Bank

SPECIAL SERVICER:          Lennar Partners, Inc.

CLOSING DATE:              On or about December 21, 2000

CUT-OFF DATE:              December 11, 2000

ERISA: Classes A-1, A-2, B, C, D, E, F and G are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions.

DETERMINATION DATE:        11th day of each month or, if such day is not a
                           business day, then the following business day.

PAYMENT: Pays on the 4th business day after Determination Date of each month, commencing in January 2001.

OPTIONAL CALL:             1% Clean-up Call.

MORTGAGE LOANS:            As of the Cut-Off Date, the Mortgage Loans have a
                           weighted average coupon ("WAC") of 8.216% and a weighted average remaining term to maturity of 108 months (assuming that the ARD loans mature on their respective anticipated repayment dates). See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

CREDIT
ENHANCEMENT:               Credit enhancement for each class of offered
                           Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:             As to any Distribution Date, the total amount of
                           payments (or advances in lieu thereof) and other collections of principal on the Mortgage Loans that is distributable to the Certificateholders is herein referred to as the "Principal Distribution Amount".
                           Principal and interest payments will generally be made to Certificateholders in the following order:

                           1) Interest to the A-1 Class, A-2 Class, X Class and S Class pro rata,

                           2) Principal up to the Principal Distribution Amount to the A-1 Class until such class is retired, (1)

                           3) After the A-1 Class is retired, principal up to the Principal Distribution Amount to the Class A-2 until such Class is retired, (1)

                           4) Interest to Class B, and then, after the A-2 Class is retired, principal up to the Principal Distribution Amount to Class B until such Class is retired,

                           5) Interest to Class C, and then, after the B Class is retired, principal up to the Principal Distribution Amount to Class C until such Class is retired,

                           6) Interest to Class D, and then, after the C Class is retired, principal up to the Principal Distribution Amount to Class D until such Class is retired,

                           7) Interest to Class E, and then, after the D Class is retired, principal up to the Principal Distribution Amount to Class E until such Class is retired,

                           8) Interest to Class F, and then, after the E Class is retired, principal up to the Principal Distribution Amount to Class F until such Class is retired,

                           9) Interest to Class G, and then, after the F Class is retired, principal up to the Principal Distribution Amount to Class G until such Class is retired.

                           10) Interest and, after the G Class is retired, principal up to the Principal Distribution Amount to the H, J, K, L, M, N and P Classes, sequentially.

                           (1) A-1 and A-2 Classes are pro rata if Classes B through P are retired.

                                  Page 4 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

REALIZED LOSSES:           Realized Losses from any Mortgage Loan will be
                           allocated in reverse sequential order (i.e. Classes
                           P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through P have been retired by losses, Realized Losses shall be applied to the A-1 and A-2 Classes pro-rata.

APPRAISAL  REDUCTIONS:     With respect to certain specially serviced Mortgage
                           Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days delinquent or if a balloon payment is not received within 20 days of its due date, an Appraisal Reduction Amount may be created, generally in the amount, if any, by which the unpaid and unadvanced principal balance of such Mortgage Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds the sum of 90% of the appraised value of the related Mortgaged Property, plus certain escrows, letters of credit and reserve funds. The Appraisal
                           Reduction Amount will reduce proportionately the P&I
                           Advance for that loan, which reduction may result in a shortfall of interest to the most subordinate class of interest-bearing certificates outstanding. The
                           Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                                MINIMUM               INCREMENTS
           CLASSES                           DENOMINATION             THEREAFTER              DELIVERY
---------------------------------------- ----------------------- ---------------------- -----------------------
A-1, A-2, B, C, D, E, F AND G                   $ 10,000                   $1                     DTC


PREPAYMENT PREMIUMS*

====================================================================================================================================
    PREPAYMENT         12/00     12/01     12/02     12/03      12/04     12/05     12/06     12/07      12/08     12/09     12/10
     PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
 LOCK-OUT / DEF.       99.2%     99.2%     99.1%     96.6%      97.0%     97.2%     97.6%     97.8%      98.0%     97.9%    100.0%
------------------------------------------------------------------------------------------------------------------------------------
YIELD MAINTENANCE      0.8%      0.8%      0.9%       3.4%      3.0%      2.8%      2.4%       2.2%      1.5%      1.5%        -
====================================================================================================================================
    SUB TOTAL:        100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%     99.5%     99.4%    100.0%
====================================================================================================================================


====================================================================================================================================
        5%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        4%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        3%               -         -         -         -          -         -         -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        2%               -         -         -         -          -                   -         -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
        1%               -         -         -         -          -         -                   -          -         -         -
------------------------------------------------------------------------------------------------------------------------------------
       OPEN              -         -         -         -          -         -         -         -        0.5%      0.6%        -
====================================================================================================================================
      TOTAL:          100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%
====================================================================================================================================


* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and ARD loans mature and payoff on their respective anticipated repayment dates.

OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):

                                  Page 5 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================
     OPEN PERIOD AT END          NUMBER OF LOANS          % OF INITIAL
          OF LOAN*                                        POOL BALANCE
--------------------------------------------------------------------------------
            NONE                        29                    25.8%
--------------------------------------------------------------------------------
          1 MONTH                       30                    26.6%
--------------------------------------------------------------------------------
          2 MONTHS                      5                      2.3%
--------------------------------------------------------------------------------
          3 MONTHS                      36                    27.6%
--------------------------------------------------------------------------------
          4 MONTHS                      5                     11.0%
--------------------------------------------------------------------------------
          6 MONTHS                      4                      6.8%
================================================================================
           TOTAL:                      109                   100.0%
================================================================================

* Weighted average open period at end of loan is two months.

RESERVES:                  The table below relates only to the conduit loans and
                           does not include the five mortgage loans that have been confirmed, in the context of their inclusion in the trust, as having investment grade credit characteristics.

================================================================================
                                                        % OF CONDUIT LOANS
                                                            W/ESCROWS*
--------------------------------------------------------------------------------
        Replacement Reserves                                 100.0%
--------------------------------------------------------------------------------
        Taxes                                                 93.0%
--------------------------------------------------------------------------------
        Insurance                                             87.6%
--------------------------------------------------------------------------------
        TI & LC (Retail)                                      92.9%
--------------------------------------------------------------------------------
        TI & LC (Industrial)                                 100.0%
--------------------------------------------------------------------------------
        TI & LC (Office)                                      82.7%
================================================================================

* Escrows are in the form of either cash, letters of credit or reserves.

CASH MANAGEMENT:           Mortgage Loans representing 93.9% of the initial
                           mortgage pool balance employ cash management systems.


================================================================================
                                     MORTGAGE POOL

--------------------------------------------------------------------------------
Springing Lockbox            36.9% of Initial Pool Balance
--------------------------------------------------------------------------------
Hard Lockbox*                57.0% of Initial Pool Balance
================================================================================

* Including those hard lockboxes which have cash management agreements which require daily or weekly sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.


                                  Page 6 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

A/B MORTGAGE LOANS:        There are three loans with a Cut-Off Date principal
                           balance of $60 million or more. Each of these large loans has been bifurcated into an A Note and a B
                           Note. The A Note has been deposited into the trust and will pay principal and interest to the Trust, with the B Note paying interest only until the A Note is retired. Each B Note or securities backed thereby will be shadow rated or have credit characteristics with an instrument rated investment grade by Moody's and/or S&P. The following table provides a summary of those three loans:

====================================================================================================================================
   AMSDELL PORTFOLIO        PROPERTY       # OF     CUT-OFF DATE      % OF     COUPON    TERM TO    AMORTIZATION     DSCR      LTV
                              TYPE         PROP.      BALANCE         LOAN                 ARD         TERM(2)
------------------------------------------------------------------------------------------------------------------------------------
        A Note            Self-Storage      42        $60,000,000    85.8%               6 years      25 years      2.03x(4) 47.6%
                            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     B Note(1) (6)        Self-Storage      42         $9,928,288    14.2%               6 years      25 years      1.78x(4) 55.5%
                            Portfolio
====================================================================================================================================
        TOTAL / WEIGHTED AVERAGE:           42        $69,928,288   100.0%      8.16%    6 YEARS      25 YEARS      1.78X    55.5%
====================================================================================================================================


====================================================================================================================================
GALLERY AT HARBORPLACE      PROPERTY       # OF     CUT-OFF DATE      % OF     COUPON    TERM TO    AMORTIZATION      DSCR    LTV(3)
                              TYPE         PROP.      BALANCE         LOAN                 ARD         TERM(2)
------------------------------------------------------------------------------------------------------------------------------------
        A Note            Office/Retail      1        $60,000,000    85.1%               10 years     30 years       1.84x(5) 52.8%
------------------------------------------------------------------------------------------------------------------------------------
     B Note(1) (6)        Office/Retail      1        $10,500,000    14.9%               10 years     30 years       1.59x(5) 62.0%
====================================================================================================================================
        TOTAL / WEIGHTED AVERAGE:            1        $70,500,000   100.0%      7.89%    10 YEARS     30 YEARS       1.59X    62.0%
====================================================================================================================================


====================================================================================================================================
      PARK SQUARE           PROPERTY       # OF    CUT-OFF DATE       % OF     COUPON    TERM TO    AMORTIZATION     DSCR      LTV
                              TYPE         PROP.      BALANCE         LOAN                 ARD         TERM(2)
------------------------------------------------------------------------------------------------------------------------------------
        A Note               Office          1        $60,000,000   85.8%                10 years     30 years      1.84x     42.3%
------------------------------------------------------------------------------------------------------------------------------------
     B Note(1) (6)           Office          1         $9,951,585   14.2%                10 years     30 years      1.60x     49.4%
====================================================================================================================================
        TOTAL / WEIGHTED AVERAGE:            1        $69,951,585  100.0%       7.67%    10 YEARS     30 YEARS      1.60X     49.4%
====================================================================================================================================

(1)      Privately placed.

(2)      Loan features hyper-amortization after ARD.

(3) LTV reflects the appraised value of $138,400,000 (based on a third party report dated November 3, 2000) as adjusted for $24,768,977, which is the unpaid portion of the purchase price for the parking facility under the installment purchase agreement with the City of Baltimore.

(4) Calculated based on 8.16% interest rate. The weighted average interest rate of the A Note and the B Note is expected to be 8.16%.

(5) Calculated based on 7.89% interest rate. The weighted average interest rate of the A Note and the B Note is expected to be 7.89%.

(6)      Including A Note Balances.


                                  Page 7of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================================================================
                                                  AMSDELL PORTFOLIO LOAN
================================================================================================================================
A NOTE CUT-OFF DATE BALANCE:        $60,000,000
--------------------------------------------------------------------------------------------------------------------------------
A NOTE COUPON:                      ____% for A1; _____% for A2 (weighted average of A & B Note coupon is 8.16%)
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:         November 2006
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                        6 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                       25 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                            Amsdell Companies (29%)(1)
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                           Portfolio of 42 self-storage  properties  containing  21,715 storage units or approximately
                                    2.5 million rentable square feet
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                           13 states
--------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY:                          85.3%(2)
--------------------------------------------------------------------------------------------------------------------------------
VALUE:                              $125,950,000 (based on third party reports dated as of August and September 2000)
--------------------------------------------------------------------------------------------------------------------------------
LTV (A NOTE):                       47.6%
--------------------------------------------------------------------------------------------------------------------------------
DSCR (A NOTE):                      2.03x(3)
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                           Monthly tax, insurance reserves and monthly replacement reserve based on an annual amount equal to $0.17 per square foot for each individual property.
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                            Springing  lockbox  based upon  maintenance  of a minimum  1.30x DSCR  (calculated  for the combined A Note and B Note) level and other standard criteria related to the ARD or the occurrence of an Event of Default.
================================================================================================================================

(1) New York State Common Retirement Fund (71%) is an investor in the borrower.

(2) Weighted average occupancy of portfolio based on square footage, as of July 31, 2000.

(3) Calculated based on 8.16% interest rate. The weighted average interest rate of the A Note and the B Note is expected to be 8.16%.

================================================================================================================================
                                               GALLERY AT HARBORPLACE LOAN
================================================================================================================================
A NOTE CUT-OFF DATE BALANCE:        $60,000,000
----------------------------------- ============================================================================================
A NOTE COUPON:                      __% for A1; __% for A2 (weighted average of A & B Note coupon is 7.89%)
--------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:         December 2010
--------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                        10 years
--------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                       30 years
--------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                            The Rouse Company(1)
--------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                           Office/Retail  development of 403,261  square feet  consisting of 138,532  rentable  square feet of retail  space,  264,729  rentable  square  feet of office  space and a 1,140  space garage.(2)
--------------------------------------------------------------------------------------------------------------------------------
LOCATION:                           Baltimore, Maryland
--------------------------------------------------------------------------------------------------------------------------------
1999 IN-LINE SALES/SF:              $421(3)
--------------------------------------------------------------------------------------------------------------------------------
IN-LINE COST OF OCCUPANCY:          14.6%(3)
--------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY:                          97.1% overall weighted average (94.5% retail space and 98.4% office space) (4)
--------------------------------------------------------------------------------------------------------------------------------
VALUE:                              $113,631,023(5)
--------------------------------------------------------------------------------------------------------------------------------
LTV (A NOTE):                       52.8%(5)
--------------------------------------------------------------------------------------------------------------------------------
DSCR (A NOTE):                      1.84x(6)
--------------------------------------------------------------------------------------------------------------------------------
RESERVES:                           Monthly tax, if required by lender insurance reserves,  and monthly escrow of 110% of a NCF payable to the City of Baltimore.
--------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                            Springing  lockbox  based upon  maintenance  of a minimum  1.25x DSCR  (calculated  for the combined A Note and B Note) level and other standard criteria related to the ARD and the occurrence of an event of default.
================================================================================================================================

(1)      "Baa2" credit rating from Moody's; "BBB-" credit rating from S&P

(2) The borrower operates and has rights to the 1,140 space parking garage subject to monthly installment purchase payments made to the City of Baltimore.

(3) For retail portion of property (138,532 net rentable square feet) as of July 2000.

(4)      Based on 11/16/00 rent roll.

(5) LTV reflects the appraised value of $138,400,000 (based on a third party report dated November 3, 2000) as adjusted for $24,768,977, which is the unpaid portion of the purchase price for the parking facility under the installment purchase agreement with the City of Baltimore.

(6) Calculated based on 7.89% interest rate. The weighted average interest rate of the A Note and the B Note is expected to be 7.89%.

                                  Page 8 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

====================================================================================================================================
                                                    PARK SQUARE LOAN
====================================================================================================================================
A NOTE CUT-OFF DATE BALANCE:       $60,000,000
------------------------------------------------------------------------------------------------------------------------------------
A NOTE COUPON:                     7.67% (weighted average of A & B Note coupon is 7.67%)
------------------------------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:        November 2010
------------------------------------------------------------------------------------------------------------------------------------
TERM TO ARD:                       10 years
------------------------------------------------------------------------------------------------------------------------------------
AMORTIZATION:                      30 years
------------------------------------------------------------------------------------------------------------------------------------
SPONSOR:                           Capital Properties Associates, LP
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY:                          11-story, 479,283 square foot office building
------------------------------------------------------------------------------------------------------------------------------------
LOCATION:                          Boston, Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY(1):                      97.1%
------------------------------------------------------------------------------------------------------------------------------------
VALUE:                             $141,700,000 (based on third party report dated as of 08/28/2000)
------------------------------------------------------------------------------------------------------------------------------------
LTV (A NOTE):                      42.3%
------------------------------------------------------------------------------------------------------------------------------------
DSCR (A NOTE):                     1.84x
------------------------------------------------------------------------------------------------------------------------------------
RESERVES:                          Monthly taxes and, if required by the mortgagee, insurance reserves; monthly replacement reserves; monthly tenant improvements and leasing commissions
------------------------------------------------------------------------------------------------------------------------------------
HOLDBACK                           $2.5 million of the $70.0 million combined principal balance of the mortgage loans will be held in a reserve account at the time of securitization. Such amounts will be released to the borrower based on achievement of certain new lease performance targets. If such targets are not met, either (i) the reserve will remain as additional collateral or (ii) negotiations are currently being undertaken so that the amount in reserve will be applied as a prepayment of the principal balance of the mortgage loan. Such prepayment will be accompanied by a prepayment penalty up to 3% of the amount prepaid.
------------------------------------------------------------------------------------------------------------------------------------
LOCKBOX:                           Hard (with daily sweep to borrower until certain trigger events occur)
====================================================================================================================================

(1)      Based on rent roll dated 9/1/00.

(2) Borrower deposited $406,585 to an account in connection with a rent credit owed to a tenant relating to lease buy-out.


OTHER LARGE LOANS:

====================================================================================================================================
                                   MAJOR                  CURRENT        PROPERTY      % OF                                 S&P/
         NAME                    TENANT(S)                BALANCE          TYPE        DEAL         LTV        DSCR      MOODY'S(7)
------------------------------------------------------------------------------------------------------------------------------------
  125 Broad Street -           Salomon Smith            $55,842,007       Office        5.6%       71.6%       1.21x         NAP
        Unit A                Barney Inc.(1)
------------------------------------------------------------------------------------------------------------------------------------
  Chester A. Arthur          General Services           $51,497,464       Office        5.2%       79.2%       1.28x         NAP
       Building              Administration(2)
------------------------------------------------------------------------------------------------------------------------------------
707  Broad Street       - State of New Jersey (3)       $48,529,624       Office        4.9%       63.9%       1.70x      BBB-/Baa3
                        - Newark Public Schools(4)
------------------------------------------------------------------------------------------------------------------------------------
   Cal Fed Building       California Fed. Bank(5)       $34,497,240       Office        3.5%       45.5%       1.41x       A/Baa2
------------------------------------------------------------------------------------------------------------------------------------
  Riverbank Business         U.S. Bank, N.A(6)          $33,965,310       Office        3.4%       79.9%       1.32x         NAP
        Center
====================================================================================================================================

(1)      "A"credit rating from S&P; "Aa3" credit rating from Moody's.

(2) The tenant is currently Immigration and Naturalization Services, a division of the General Services Administration ("GSA").

(3)      "AA+" credit rating from S&P; "Aa1"credit rating from Moody's.

(4)      The City of Newark has a "AA" credit rating from S&P.

(5)      "BBB" credit rating from S&P; "Baa2"credit rating from Moody's.

(6)      "A+"credit rating from S&P; "Aa3" credit rating from Moody's.

(7) Moody's and S&P have confirmed to us that the ratings in this column reflect an assessment by Moody's and S&P that, in the context of its inclusion in the trust, the credit characteristics of the noted mortgage loan is consistent with the obligations so rated.

                                  Page 9 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ANTICIPATED REPAYMENT DATE LOANS:

                           32 Mortgage Loans, representing 61.4% of the Initial Pool Balance, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date" or "ARD") prior to maturity set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property, as determined in the related Mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on, after and in some cases, for a short period prior to, the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

DETAILED MONTHLY INVESTOR REPORTING:

                           Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

                    NAME OF REPORT                               DESCRIPTION (INFORMATION PROVIDED)
-------- ---------------------------------------- --------------------------------------------------------------------
1        Distribution Date Statement              Principal and interest distributions, principal balances
-------- ---------------------------------------- --------------------------------------------------------------------
2        Mortgage Loan Status Report              Portfolio stratifications
-------- ---------------------------------------- --------------------------------------------------------------------
3        Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
-------- ---------------------------------------- --------------------------------------------------------------------
4        Delinquent Loan Status Report            Listing of delinquent mortgage loans
-------- ---------------------------------------- --------------------------------------------------------------------
5        Historical Loan Modification Report      Information on modified mortgage loans
-------- ---------------------------------------- --------------------------------------------------------------------
6        Historical Liquidation Report            Net Liquidation proceeds and realized losses
-------- ---------------------------------------- --------------------------------------------------------------------
7        REO Status Report                        NOI and value of REO
-------- ---------------------------------------- --------------------------------------------------------------------
8        Servicer Watch List                      Listing of loans in jeopardy of becoming Specially Serviced
-------- ---------------------------------------- --------------------------------------------------------------------
9        Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-off statement


ADVANCING:                 The Master Servicer will be obligated to make
                           advances of scheduled principal and interest payments
                           (excluding balloon payments and subject to reduction for Appraisal Reduction Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related Mortgage loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS:         The Controlling Class will generally be the most
                           subordinate class with a Certificate Balance outstanding that is at least 25% of the initial
                           Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to select a representative that may direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of each Mortgage Loan with a Cut-Off Date Balance of $60 million, for so long as the principal amount of the corresponding B Note (net of any existing related
                           Appraisal Reduction Amount) is at least 50% of the original principal amount of such B Note, the holder of such B Note will have the right to direct or advise the Special Servicer with respect to special servicing actions for such Mortgage Loan and the corresponding B Note.




                                  Page 10 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


                GENERAL CHARACTERISTICS                                            PROPERTY TYPES
===================================== ==================       ============================ ========================
                                                                                               % OF INITIAL POOL
          CHARACTERISTICS                                            PROPERTY TYPES                 BALANCE
------------------------------------- ------------------       ---------------------------- ------------------------
        Initial Pool Balance            $995,991,067                     Office                      44.2%
------------------------------------- ------------------       ---------------------------- ------------------------
          Number of Loans                    109                         Retail                      19.7%
------------------------------------- ------------------       ---------------------------- ------------------------
             Gross WAC                     8.216%                      Multifamily          14.7%
------------------------------------- ------------------       ---------------------------- ------------------------
          Original WAM(1)                110 months                   Self Storage          6.6%
------------------------------------- ------------------       ---------------------------- ------------------------
          Remaining WAM(1)               108 months                   Office/Retail         6.0%
------------------------------------- ------------------       ---------------------------- ------------------------
        Average Loan Balance             $9,137,533               Industrial/Warehouse      4.8%
------------------------------------- ------------------       ---------------------------- ------------------------
       Weighted Average DSCR                1.43x                         Hotel             2.1%
------------------------------------- ------------------       ---------------------------- ------------------------
     WA Cut-Off Date LTV Ratio              67.2%                       Mixed Use           0.6%
------------------------------------- ------------------       ---------------------------- ------------------------
     WA LTV at Maturity/ARD(2)              60.9%                   Mobile Home Park        0.5%
------------------------------------- ------------------       ---------------------------- ------------------------
      Geographic Diversity(3)             36 states                       Other             0.3%
------------------------------------- ------------------       ============================ ========================
        Balloon or ARD Loans                95.9%                        TOTAL:             100.0%
===================================== ==================       ============================ ========================

(1)      Assumes ARD loans mature on their anticipated repayment dates.

(2)      Excluding fully-amortizing loans.

(3)      Includes the District of Columbia.

                                                COLLATERAL SUMMARY BY PROPERTY TYPE
====================================================================================================================================
                                               % OF                                                               WA
                                 AGGREGATE    INITIAL      AVERAGE       GROSS      REM.                       OCCUPANCY
                      # OF     CUT-OFF DATE    POOL      CUT-OFF DATE     WAC       WAM       WA        WA    RATE (%)(2)  BALLOON
     PROPERTY TYPE    LOANS     BALANCE ($)   BALANCE    BALANCE ($)      (%)     (MOS)       LTV      DSCR    (1)            %
------------------------------------------------------------------------------------------------------------------------------------
OFFICE                  30     $440,348,652     44.2%    $14,678,288     8.252%     103       65.5%    1.41X     98.2%       82.9%
------------------------------------------------------------------------------------------------------------------------------------
RETAIL                  24     $195,964,210     19.7%     $8,165,175     8.257%     114       72.7%    1.34X     96.9%       90.0%
------------------------------------------------------------------------------------------------------------------------------------
    Anchored            21     $174,599,527     17.5%     $8,314,263     8.244%     113       72.6%    1.34x     97.4%       90.0%
------------------------------------------------------------------------------------------------------------------------------------
    Unanchored          3       $21,364,683      2.1%     $7,121,561     8.359%     117       73.7%    1.29x     92.3%       90.3%
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY             30     $146,775,822     14.7%     $4,892,527     8.152%     118       75.8%    1.28X     96.0%       88.9%
------------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE            4       $66,221,073      6.6%    $16,555,268     8.189%      75       49.7%    1.97X     86.3%       89.9%
------------------------------------------------------------------------------------------------------------------------------------
OFFICE/RETAIL           1       $60,000,000      6.0%    $60,000,000     7.890%     120       52.8%    1.84X     97.1%       87.3%
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/W'HOUSE      10      $48,273,011      4.8%     $4,827,301     8.296%     113       72.7%    1.27X     99.7%       84.8%
------------------------------------------------------------------------------------------------------------------------------------
HOTEL                   3       $20,660,573      2.1%     $6,886,858     8.506%     119       69.2%    1.40X      NAP        83.6%
------------------------------------------------------------------------------------------------------------------------------------
    Limited Service     2       $15,768,933      1.6%     $7,884,467     8.446%     120       70.4%    1.40x      NAP        83.5%
------------------------------------------------------------------------------------------------------------------------------------
    Extended Stay       1        $4,891,640      0.5%     $4,891,640     8.700%     117       65.2%    1.40x      NAP        84.2%
------------------------------------------------------------------------------------------------------------------------------------
MIXED USE               2        $8,933,172      0.9%     $4,466,586     8.328%     117       73.5%    1.26X     98.2%       90.2%
------------------------------------------------------------------------------------------------------------------------------------
MOBILE HOME PARK        3        $5,389,192      0.5%     $1,796,397     8.296%     116       72.3%    1.40X     96.3%       90.2%
------------------------------------------------------------------------------------------------------------------------------------
OTHER                   2        $3,425,363      0.3%     $1,712,681     6.983%     210       89.4%     1.03X   100.0%        0.0%
====================================================================================================================================
TOTAL/AVG/WTD.AVG:     109     $995,991,067    100.0%     $9,137,533     8.216%     108       67.2%    1.43X     96.8%       85.8%
====================================================================================================================================

(1)      Assumes ARD loans mature on their anticipated repayment dates

(2)      Excludes hotels.


                                  Page 11 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                  LOAN SIZE DISTRIBUTION                                            GROSS RATE DISTRIBUTION
===========================================================        ==========================================================
     CUT-OFF DATE BALANCE          # OF     % OF INITIAL                GROSS RATE RANGES          # OF      % OF INITIAL
          RANGES ($)              LOANS     POOL BALANCE                       (%)                LOANS      POOL BALANCE
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
         0 - 2,000,000              23          3.0%                      6.950 - 7.250             2            0.3%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
     2,000,001 - 6,000,000          41         14.4%                      7.501 - 7.750             1            6.0%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    6,000,001 - 10,000,000          26         19.7%                      7.751 - 8.000             13          12.0%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    10,000,001 - 14,000,000         3           3.3%                      8.001 - 8.250             33          31.3%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    14,000,001 - 18,000,000         1           1.7%                      8.251 - 8.500             43          41.6%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    18,000,001 - 24,000,000         4           8.2%                      8.501 - 8.750             15           8.5%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    24,000,001 - 36,000,000         5          16.1%                      8.751 - 9.000             2            0.4%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    36,000,001 - 58,000,000         3          15.6%                          TOTAL:               109         100.0%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
    58,000,001 - 60,000,000         3          18.1%               Min.: 6.95 %
================================ ========= ================
            TOTAL:                 109        100.0%               Max.: 8.95 %
================================ ========= ================
Min.: $598,355                                                     Wtd. Avg.: 8.216 %

Max.: $60,000,000

Avg.: $9,137,533



              REMAINING TERM TO MATURITY(1)                                       REMAINING AMORTIZATION TERM
===========================================================        ==========================================================
            MONTHS                 # OF     % OF INITIAL                      MONTHS               # OF      % OF INITIAL
                                  LOANS     POOL BALANCE                                          LOANS      POOL BALANCE
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            49 - 72                 4           7.5%                         85 - 180               2            3.7%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            73 - 96                 6          19.8%                        205 - 252               5            1.3%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           109 - 120                95         72.1%                        289 - 300               16          16.2%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           169 - 180                1           0.2%                        337 - 348               1            0.4%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
           229 - 240                3           0.4%                        349 - 360               85          78.4%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            TOTAL:                 109        100.0%                          TOTAL:               109         100.0%
===========================================================        ==========================================================
(1) Assumes ARD Loans mature on their anticipated repayment        Min.: 95 months
    dates.
Min.: 55 months                                                    Max.: 360 months
Max.: 238 months                                                   Wtd. Avg.: 337 months
Wtd. Avg.: 108 months


                                  Page 12 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

           DEBT SERVICE COVERAGE RATIOS (DSCR)                              LOAN TO VALUE RATIOS (LTV)
===========================================================  ==========================================================
         CUT-OFF DATE             # OF      % OF INITIAL              CUT-OFF DATE                   # OF     % OF INITIAL
       DSCR RANGES (X)            LOANS     POOL BALANCE             LTV RANGES (%)                 LOANS     POOL BALANCE
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
(equal to or less than) 1.19       4           1.7%                40.001 - 50.000                   3           15.5%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.20 - 1.24               31          30.0%                50.001 - 55.000                   2            6.3%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.25 - 1.29               22          15.1%                55.001 - 60.000                   4            3.4%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.30 - 1.34               16          10.9%                60.001 - 65.000                   13           7.9%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.35 - 1.39               15           7.8%                65.001 - 70.000                   15           8.0%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.40 - 1.49               11           7.3%                70.001 - 75.000                   39          32.1%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.50 - 1.69                4           8.0%                75.001 - 80.000                   31          26.5%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.70 - 1.79                2           0.4%          (greater than or equal to) 85.001       2            0.3%
------------------------------- ---------- ----------------  ------------------------------------ --------- -----------------
         1.80 - 2.59                4          18.9%                     TOTAL:                      109        100.0%
===========================================================   ================================================================
            TOTAL:                 109        100.0%         Min.: 42.3%
=============================== ========== ================
Min.: 1.03x                                                       Max.: 90.4%

Max.: 2.03x                                                       Wtd. Avg.: 67.2%

Wtd. Avg.:1.43x

                    OCCUPANCY RATES(1)                                       MATURITY DATE/ARD LOAN TO VALUE(1)
===========================================================        ==========================================================
    CUT-OFF DATE OCCUPANCY        # OF      % OF INITIAL                 MATURITY DATE/ARD          # OF     % OF INITIAL
          RANGES (%)              LOANS     POOL BALANCE                  LTV RANGES (%)           LOANS     POOL BALANCE
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
        75.01 - 80.00               1           0.6%                     30.001 - 40.000             1            6.3%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
        85.01 - 90.00               6          10.9%                     40.001 - 45.000             1            6.3%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
        90.01 - 95.00              16           6.3%                     45.001 - 50.000             2            6.6%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
        95.01 - 100.00             83          82.2%                     50.001 - 55.000             10           8.2%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
            TOTAL:                 106        100.0%                     55.001 - 60.000             15           7.2%
-------------------------------- --------- ----------------        ----------------------------- --------- ------------------
(1) Excluding hotels.                                                    60.001 - 65.000             22          15.1%
                                                                   ----------------------------- --------- ------------------
Min.: 79.5%                                                              65.001 - 70.000             35          30.7%
                                                                   ----------------------------- --------- ------------------
Max.: 100.0%                                                             70.001 - 75.000             17          16.1%
                                                                   ----------------------------- --------- ------------------
                                                                         75.001 - 80.000             1            3.6%
                                                                   ==========================================================
                                                                               TOTAL:                104        100.0%
                                                                   ==========================================================
                                                                   (1) Excluding fully-amortizing loans.

                                                                   Min.: 1.8%

                                                                   Max.: 75.2%
                                                                  Wtd. Avg.: 60.9%


                                  Page 13 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                                  GEOGRAPHIC DISTRIBUTION
=========================== ============== ================       ====================== ================= =================
       JURISDICTION             # OF        % OF INITIAL                  STATE                # OF          % OF INITIAL
                             PROPERTIES     POOL BALANCE                                    PROPERTIES       POOL BALANCE
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
         New York                15            12.3%                     Hawaii                 1                0.9%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
         Florida                 18            11.6%                     Arizona                5                0.9%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
        California               21            10.8%                   Mississippi              2                0.8%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
      Massachusetts               6             8.9%                     Nevada                 3                0.8%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
         Maryland                 2             6.5%                    Tennessee               4                0.7%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
   District of Columbia           3             6.2%                     Kansas                 1                0.7%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
        New Jersey                3             6.2%                      Utah                  3                0.7%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
       Connecticut                9             5.6%                    Virginia                1                0.7%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
         Michigan                 3             3.4%                   New Mexico               1                0.6%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
        Minnesota                 1             3.4%                 South Carolina             3                0.5%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
       Pennsylvania               6             2.3%                    Colorado                1                0.5%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
         Illinois                 3             2.1%                  North Dakota              1                0.2%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
        Louisiana                 3             1.9%                     Oregon                 1                0.2%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
      New Hampshire               3             1.9%                    Wisconsin               1                0.2%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
           Ohio                  11             1.9%                    Kentucky                2                0.2%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
         Indiana                  3             1.9%                     Vermont                1                0.2%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
          Texas                   6             1.5%                 North Carolina             1                0.1%
--------------------------- -------------- ----------------       ---------------------- ----------------- -----------------
         Georgia                  4             1.4%                     Alabama                1                0.1%
--------------------------- -------------- ----------------       ====================== ================= =================
         Oklahoma                 2             1.0%                     TOTAL:                155             100.00%
=========================== ============== ================       ====================== ================= =================


=================================================================
        LOAN TYPE             NUMBER          % OF INITIAL
                             OF LOANS         POOL BALANCE
-----------------------------------------------------------------
        ARD Loan                32               61.4%
-----------------------------------------------------------------
         Balloon                72               34.5%
-----------------------------------------------------------------
    Fully Amortizing             5               4.1%
-----------------------------------------------------------------
         TOTAL:                 109              100.0%
=================================================================

                                  Page 14 of 14
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).